UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

WAVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 11, 2014, Wave Systems Corp. (“Wave”) entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (the “Purchasers”) pursuant to which Wave sold a total of 5,225,560 shares of Class A Common Stock, par value $0.01 per share (the “Common Shares”) for an aggregate purchase price of approximately $9,928,564.  The Common Shares were priced at $1.90 per share in the offering.  The Purchasers also received warrants to purchase up to 2,090,224 Common Shares at an exercise price of $1.90.  The warrants are exercisable for 5 years beginning on the date of issuance.  The Common Shares were issued (and any shares issuable upon exercise of the warrants will be issued) pursuant to a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on September 12, 2013, together with the related Registration Statement on Form S-3 (No. 333-196688) filed pursuant to Rule 462(b).  The form of Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A prospectus supplement related to the offering was filed with the SEC on June 13, 2014 and is incorporated herein by reference.

Also on June 11, 2014, Craig-Hallum Capital Group LLC (the “Placement Agent”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Wave in which they agreed to act as placement agent in connection with the offering.  In connection with the offering, Wave paid the Placement Agent a cash fee of approximately $695,000, equal to 7% of the gross proceeds paid to Wave in connection with the offering.  The Form of Placement Agency Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

A copy of the opinion of Willkie Farr & Gallagher LLP, relating to the legality of the shares and warrants is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into the Registration Statement.

Item 8.01.  Other Events.

On June 12, 2014, Wave issued a press release (the “Press Release”) announcing the transaction.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers.

Exhibit 5.1	Opinion of Willkie Farr & Gallagher LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 10.2	Placement Agency Agreement.

Exhibit 99.1	Press Release of Wave, dated June 12, 2014, announcing the transactions.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Walter Shephard
Walter Shephard
Chief Financial Officer

Dated: June 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers.

Exhibit 5.1	Opinion of Willkie Farr & Gallagher LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 10.2	Placement Agency Agreement.

Exhibit 99.1	Press Release of Wave, dated June 12, 2014, announcing the transactions.